UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2024

 GAIA, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-27517	84-1113527
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

833 West South Boulder Road Louisville, Colorado	80027
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 222-3600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	GAIA	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described under Item 5.07 below, Gaia, Inc. (the “Company”) held its 2024 annual meeting of shareholders (the “Annual Meeting”) on May 20, 2024. At the Annual Meeting, upon the recommendation of the board of directors of the Company, the Company’s shareholders approved an amendment to the Company’s Amended and Restated Articles of Incorporation to prevent the Company from transferring more than 20% of its assets or 20% of its outstanding shares within a consecutive 3 year period without prior approval of shareholders representing a majority of votes of the shares of Class A common stock and of Class B common stock, acting together as one class (the “Articles Amendment”).

To effectuate the Articles Amendment, on May 20, 2024, the Company filed with the Secretary of State of Colorado the Articles of Amendment, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the shareholders of the Company voted on two proposals as described below.

1.
The Company’s shareholders elected six directors, each to serve until the 2025 annual meeting of shareholders, or until his or her successor has been duly elected and qualified, subject to earlier resignation or removal. Each nominee for director was elected by a vote of the shareholders as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
James Colquhoun	59,700,346	2,819,667	–
Kristin Frank	59,608,600	2,911,413	–
Keyur Patel	59,671,829	2,848,184	–
Jirka Rysavy	59,638,080	2,881,933	–
Paul Sutherland	59,272,500	3,247,513	–
Anaal Udaybabu	59,671,834	2,848,179	–

2.	The Company’s shareholders voted to approve the Articles Amendment, as disclosed in the Company’s 2024 Proxy Statement, by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
62,417,201	78,441	24,371	–

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of Gaia, Inc., effective May 20, 2024.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gaia, Inc.

May 21, 2024	/s/ Ned Preston
	Name:	Ned Preston
	Title:	Chief Financial Officer